[EXHIBIT Q]

PH02/50390.3


                                THE PILLAR FUNDS

                                POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee of
The Pillar Funds (the "Trust"), a business trust organized under the laws of the Commonwealth of Massachusetts, hereby constitutes and appoints Mark E. Nagle, Kevin P. Robins and Lynda J. Striegel, and each of them singly, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him and in his name, place and stead, and in the capacity indicated below, to sign any or all amendments (including post-effective amendments) to the Trust's Registration Statement on Form N-1A under the provisions of the Investment Company Act of 1940 and the Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.



   /s/ Robert A. Nesher                                          Date:   9/11/98
Robert A. Nesher
Trustee

                                THE PILLAR FUNDS

                                POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee of
The Pillar Funds (the "Trust"), a business trust organized under the laws of the Commonwealth of Massachusetts, hereby constitutes and appoints Mark E. Nagle, Kevin P. Robins and Lynda J. Striegel, and each of them singly, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him and in his name, place and stead, and in the capacity indicated below, to sign any or all amendments (including post-effective amendments) to the Trust's Registration Statement on Form N-1A under the provisions of the Investment Company Act of 1940 and the Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.



  /s/ James B. Grecco                                             Date:  9/11/98
James B. Grecco
Trustee

                                THE PILLAR FUNDS

                                POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee of
The Pillar Funds (the "Trust"), a business trust organized under the laws of the Commonwealth of Massachusetts, hereby constitutes and appoints Mark E. Nagle, Kevin P. Robins and Lynda J. Striegel, and each of them singly, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him and in his name, place and stead, and in the capacity indicated below, to sign any or all amendments (including post-effective amendments) to the Trust's Registration Statement on Form N-1A under the provisions of the Investment Company Act of 1940 and the Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.



    /s/ Thomas D. Sayles, Jr.                                    Date:   9/12/98
Thomas D. Sayles, Jr.
Trustee

                                THE PILLAR FUNDS

                                POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee of
The Pillar Funds (the "Trust"), a business trust organized under the laws of the Commonwealth of Massachusetts, hereby constitutes and appoints Mark E. Nagle, Kevin P. Robins and Lynda J. Striegel, and each of them singly, her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for her and in her name, place and stead, and in the capacity indicated below, to sign any or all amendments (including post-effective amendments) to the Trust's Registration Statement on Form N-1A under the provisions of the Investment Company Act of 1940 and the Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set her hand and seal as of the date set forth below.



   /s/ Christine H. Yackman                                       Date:  9/11/98
Christine H. Yackman
Trustee

                                THE PILLAR FUNDS

                                POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer of
The Pillar Funds (the "Trust"), a business trust organized under the laws of the Commonwealth of Massachusetts, hereby constitutes and appoints Kevin P. Robins and Lynda J. Striegel, and each of them singly, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him and in his name, place and stead, and in the capacity indicated below, to sign any or all amendments (including post-effective amendments) to the Trust's Registration Statement on Form N-1A under the provisions of the Investment Company Act of 1940 and the Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.



 /s/ Mark Nagle                                                   Date:  9/11/98
Mark E. Nagle
President

                                THE PILLAR FUNDS

                                POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer of
The Pillar Funds (the "Trust"), a business trust organized under the laws of the Commonwealth of Massachusetts, hereby constitutes and appoints Mark E. Nagle, Kevin P. Robins and Lynda J. Striegel, and each of them singly, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him and in his name, place and stead, and in the capacity indicated below, to sign any or all amendments (including post-effective amendments) to the Trust's Registration Statement on Form N-1A under the provisions of the Investment Company Act of 1940 and the Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.



   /s/ Christopher F. Salfi                                       Date:  9/14/98
Christopher F. Salfi
Controller and Chief Financial
Officer

                                THE PILLAR FUNDS

                                POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee of
The Pillar Funds (the "Trust"), a business trust organized under the laws of the Commonwealth of Massachusetts, hereby constitutes and appoints Mark E. Nagle, Kevin P. Robins and Lynda J. Striegel, and each of them singly, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him and in his name, place and stead, and in the capacity indicated below, to sign any or all amendments (including post-effective amendments) to the Trust's Registration Statement on Form N-1A under the provisions of the Investment Company Act of 1940 and the Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.



  /s/ Arthur L. Berman                                            Date:  9/11/98
Arthur L. Berman
Trustee

                                THE PILLAR FUNDS

                                POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee of
The Pillar Funds (the "Trust"), a business trust organized under the laws of the Commonwealth of Massachusetts, hereby constitutes and appoints Mark E. Nagle, Kevin P. Robins and Lynda J. Striegel, and each of them singly, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him and in his name, place and stead, and in the capacity indicated below, to sign any or all amendments (including post-effective amendments) to the Trust's Registration Statement on Form N-1A under the provisions of the Investment Company Act of 1940 and the Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.



  /s/ Ray Konrad                                                  Date:  9/11/98
Ray Konrad
Trustee